INCOME TAXES	12 Months Ended
Dec. 31, 2013
INCOME TAX [Abstract]
INCOME TAX

10 - INCOME TAX

There is no provision for income taxes because the Company has historically incurred operating losses and maintains a full valuation allowance against its gross deferred tax assets. The reported amount of income tax expense differs from the amount that would result from applying domestic federal statutory tax rates to pretax losses primarily because of changes in the valuation allowance.

Significant components of the Company's net deferred tax asset at December 31, 2013 and 2012 are as follows:

	December 31,
	2013	2012
Deferred tax assets:
Net operating losses	$1,956,406	$981,191
Accrued expenses	167,880	166,872
Tax credit carryforwards	120,700	73,700
Depreciation and amortization	(137,528)	(36,395)
Other	5,842	5,842
Capitalized R&D	1,371,494	870,919
Total gross deferred tax assets	3,484,794	2,062,129
Valuation allowance	(3,484,794)	(2,062,129)
Total deferred tax assets	$-	$-

As of December 31, 2013 the Company had federal and state net operating loss carryforwards of $5,094,191 and $4,250,631, respectively which begin to expire in 2032 and 2018, respectively. As of December 31, 2013, the Company had federal and state research and development tax credits carryforwards of $21,736 and $88,382, respectively, available to reduce future income taxes payable which begin to expire in 2031 and 2026, respectively.

Management of the Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets, which are comprised principally of net operating loss carryforwards and research and development credits. Under the applicable accounting standards, management has considered the Company's history of losses and concluded that it is more likely than not that the Company will not recognize the benefits of federal and state deferred tax assets. Accordingly, a full valuation allowance of $3,484,794 and $2,062,129 has been established at December 31, 2013 and 2012, respectively. The valuation allowance increased $1,422,665 and $1,226,162 during 2013 and 2012, respectively.

For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has greater than fifty percent likelihood of being realized upon the ultimate settlement with the relevant tax authority. The Company determined that the adoption of this authoritative guidance did not have a material effect on the consolidated financial statements.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending tax examinations. The Federal and State tax returns for the years ending 2009 to present are currently open. Earlier years may be examined to the extent that credit or loss-carry-forwards are used in it. The Company's policy is to record interest and penalties related to income taxes as part of the tax provision.

Utilization of the net operating loss and research and development credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership change limitations that have occurred previously or that could occur in the future. These ownership changes may limit the amount of net operating loss and research and development credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively.